                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Howard S. Modlin, William Henry and Gerald Gordon the

undersigned's true and lawful attorney-in-fact to:

         (1)      execute for and on behalf of the undersigned, in the

                  undersigned's capacity as an officer and/or director of

                  General DataComm Industries, Inc. (the "Company"), Forms 3, 4,

                  and 5 in accordance with Section 16(a) of the Securities

                  Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the Company.

         (2)      do and perform any and all acts for and on behalf of the

                  undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, or other form or report,

                  and timely file such form or report with the United States

                  Securities and Exchange Commission and any stock exchange or similar authority; and

         (3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such

                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being

                  understood that the documents executed by such

                  attorney-in-fact on behalf of the undersigned pursuant to this

                  Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact acting singly full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

         This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company,

unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of September, 2003.

                                       /s/ GEORGE T. BEST

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                                       Signature

                                       George T. Best

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